Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO. 0006		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (if other than Item 6)	CODE	ASPR–BARDA01
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G644 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No, street, county. State and ZIP Code) CYTORI THERAPEUTICS, INC 1386447 CYTORI THERAPEUTICS, INC. 3020 3020 CALLAN RD SAN DIEGO CA 921211109			(x)		9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
			X		10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201200008C
10B. DATED (SEE ITEM 13) 09/28/2012
CODE 1386447		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers         ☐ is extended.       ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning   ________   copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule $2,499,162.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 Alternate 1 (APR 1987) Changes - cost-reimbursement and Mutual agreement of the parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

Tax ID Number: 33-0827593

DUNS Number: 111029179

Proof of Concept for Use of the Celution System as a Medical Countermeasure for Thermal Burn

1. Extend the period of performance for CLIN 02 and extend the total contract period of performance.

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) WENDELL CONYERS
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED 4/13/17	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED 4/14/2017
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable		STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53 243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201200008C/0006				PAGE	OF
					2	2
NAME OF OFFEROR OR CONTRACTOR CYTORI THERAPEUTICS, INC 1386447
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	FOB: Destination Period of Performance: 09/28/2012 to 06/15/2017 Change Item 2 to read as follows (amount shown is the obligated amount):
2	ASPR-14-07850 -- Option 1 fund to Cytori Therapeutics Inc HHSO10020120008C Obligated Amount: $0.00 Delivery: 08/14/2014 Delivery Location Code: HHS/OS/ASPR HHS/OS/ASPR 200 C St SW WASHINGTON DC 20201 US Amount: $12,080,934.00 Accounting Info: 2014.1992003.25106 Appr. Yr.: 2014 CAN: 1992003 Object Class: 25106 Funded: $0.00 Delivery Location Code: HHS HHS 200 Independence Avenue, SW Washington DC 20201 US Amount: $2,499,162.00 Accounting Info: 2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103 Funded: $0.00				0.00
NSN 7540-01-152-8067					OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53 110

Contract No. HHSO100201200008C Modification #06	Continuation Sheet Block 14	Page 2 of 2

SUMMARY OF CHANGES

Beginning with the effective date of this modification, the below portions of contract HHSO100201200008C between the Government and Contractor are modified as follows:

1.

The purpose of this modification is to extend the period of performance of Option 1 (CLIN0004). Cytori requested the extension because of the delay in the approval of Cytori’s IDE Application (IDE #17234) by the Food and Drug Administration (FDA).

2.	The dates for CLIN 02 period of performance has changed:

From: 08/18/2014 to 04/15/2017

To: 08/18/2014 to 06/15/2017

3.	The dates for contract period of performance has changed:

From: 09/28/2012 to 04/15/2017

To: 09/28/2012 to 06/15/2017

4.	All other terms and conditions remain the same. This modification is a No-Cost Extension (NCE) that does not change the total cost of the contract.